C1 Intangible assets	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about intangible assets [abstract]
C1 Intangible assets

Intangible assets

Intangible assets
	2021			2020
	Capitalized development expenses	Goodwill	IPR 1) , brands and other intangible assets	Capitalized development expenses	Goodwill	IPR 1) , brands and other intangible assets
Cost
Opening balance	18,049	41,592	53,913	18,681	37,847	52,912
Acquisitions/capitalization	962	—	131	817	—	396
Balances regarding acquired/divested business 2)	—	725	(95)	—	7,104	3,500
Sales/disposals	—	—	(18)	(1,256)	—	(48)
Translation differences	147	2,646	2,005	(193)	(3,359)	(2,847)
Closing balance	19,158	44,963	55,936	18,049	41,592	53,913

Accumulated amortizations
Opening balance	(10,447)	—	(41,721)	(10,896)	—	(43,018)
Amortizations	(1,343)	—	(1,164)	(906)	—	(1,083)
Balances regarding divested business 2)	—	—	—	—	—	35
Sales/disposals	—	—	18	1,256	—	48
Translation differences	(95)	—	(1,589)	99	—	2,297
Closing balance	(11,885)	—	(44,456)	(10,447)	—	(41,721)

Accumulated impairment losses
Opening balance	(3,745)	(6,647)	(7,387)	(3,745)	(6,647)	(7,403)
Impairment losses	—	(112)	(201)	—	—	(137)
Translation differences	—	—	(62)	—	—	153
Closing balance	(3,745)	(6,759)	(7,650)	(3,745)	(6,647)	(7,387)
Net carrying value	3,528	38,204	3,830	3,857	34,945	4,805

1)	Intellectual property rights.

2)	For more information on acquired/divested businesses, see note E2 “Business combinations.”
The total goodwill for the Company is SEK 38.2 (34.9) billion and is allocated to the operating segments Networks, with SEK 25.8 (24.1) billion, Digital Services, with SEK 3.2 (3.0) billion and segment Emerging Business and Other, with SEK 9.2 (7.8) billion, of which Cradlepoint SEK 7.9 (6.5) billion. Segment Managed Services does not carry goodwill. More information is disclosed in note B1 “Segment information.”
Impairment losses
In Segment Emerging Business and Other within the CGU iconectiv there was an impairment loss of SEK 176 million during 2021 due to a strategic decision to discontinue a business operation. Intangibles of SEK 64 million is mainly
reported on line

item Selling and administrative expenses and goodwill of SEK 112 million reported on line item Other operating expenses in the income
statement.
In Digital Services there
 was an impairment loss of intangibles of SEK
137
 million during
2021
due to product strategy changes, reported on line

item Research and development expenses.

The impairment losses for 2019 and 2020 is considered immaterial.
Goodwill allocation
The goodwill allocation has not changed since last year. Goodwill from acquisitions during the year has been allocated to segments Emerging Business and Other in CGUs Cradlepoint and Emodo.
Impairment tests
Each operating segment is a CGU, except for segment Emerging Business and Other which consists of several CGUs. The value in use method has been used for goodwill impairment testing
, which means that the recoverable amounts for CGUs are established as the present value of expected future cash flows based on business plans approved by management.
Estimation of future cash flows includes assumptions mainly for the following key financial parameters:
–	Sales growth
–	Development of EBIT (based on EBIT margin or cost of goods sold and operating expenses relative to sales)
–	Related development of working capital and capital expenditure requirements.
The assumptions regarding industry-specific market drivers and market growth are based on industry sources as input to the projections made within the Company for the development 2022–2026 for key industry parameters:
–	By 2026, about 35 years after the introduction of digital mobile technology, it is predicted that there will be 8.8 billion mobile subscriptions (excl. Cellular IoT).
–
The number of mobile subscriptions is estimated to grow from around 8.3 billion by the end of 2022 to around 8.8 billion by the end of 2026. Out of all mobile subscriptions, 7.7 billion will be associated with a smartphone.

–	The number of 5G subscriptions is forecasted to reach 3.7 billion (excl. Cellular IoT) by the end of 2026.
–
By 2026, about 39 billion connected devices are forecasted, of which over 27 billion will be related to Internet of Things, IoT. Connected IoT devices including connected cars, machines, meters, sensors, point-of-sale
terminals, consumer electronics and wearables.

–	Cellular IoT is predicted to grow from 2.4 billion devices in 2022 to 4.8 billion devices in 2026.
–
Mobile data traffic volume is estimated to increase by around three times in the period 2022–2026. The mobile traffic is driven by smartphone users and video traffic. Smartphone traffic will grow by around three times, and mobile video traffic is forecasted to grow by around 30% annually through 2026 to account for approximately 75% of all mobile data traffic.

The assumptions are also based upon information gathered in the Company’s long-term strategy process, including assessments of new technology, the Company’s competitive position and new types of business and customers, driven by the continued integration of telecom and data.
The business plans for all CGUs, except Cradlepoint and Emodo are based on specific estimates for the five-year forecast period, 2022-2026.
The CGUs Cradlepoint and Emodo use a
ten-year
forecast period 2022-2031. Cradlepoint is operating in a rapidly expanding market with forecasted growth above 25% per year for the next five years. Market maturity and market growth at long-term sustainable levels is not expected to be reached until well beyond 2025, with Cradlepoint forecasting top-line
growth above 10% beyond 2030. Emodo applies a
10-year
time horizon, taking into consideration the fast-growing AdTech sector and the rapid growth of Emodo within that sector.
All CGUs use a nominal annual growth rate of 1.5% (1.0%) per year after the forecast period
An
after-tax
discount rate has been applied for the discounting of projected after-tax
cash flows. Rate per CGU:

Post-tax discount rates (%)
CGU	2021	2020
Networks	7.5	8.0
Digital Services	8.0	8.0
Managed Services	8.0	8.0
Cradlepoint	10.0	N/A
iconectiv	9.0	8.0
Emodo	12.0	12.0
Red Bee Media	9.5	8.0
There are no reasonable
possible change in key assumptions
from our sensitivity analysis that would lead to an impairment.
The Company’s discounting is based on
after-tax
future cash flows and
after-tax
discount rates. This discounting is not materially different from a discounting based on before-tax
future cash flows and
before-tax
discount rates, as required by IFRS. In note A1 “Significant accounting policies,” and note A2 “Critical accounting estimates and judgments,” further disclosures are given regarding goodwill impairment testing. The assumptions for 2020 are disclosed in note C1 “Intangible assets” in the Annual Report of 2020.
The Company has considered the effect of the
COVID-19
pandemic in the impairment tests and currently expect no material changes to expected future cash flows which could impact recoverability of intangible assets. Risk assessment on the business plans is carried out on a regular basis and an impairment review will be performed if conditions suggest that such assets may be impaired.